SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

                          Filed by the Registrant |X|
                 Filed by a Party other than the Registrant |_|

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|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                  Voice Powered Technology International, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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

                  VOICE POWERED TECHNOLOGY INTERNATIONAL, INC.

                             ----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             ----------------------

            The annual meeting of shareholders of VOICE POWERED TECHNOLOGY INTERNATIONAL, INC. (the "Company"), a California corporation, will be held at the principal executive offices of the Company located at One Franklin Plaza, Burlington, New Jersey 08016, on Thursday, August 23, 2001, at 8:30 A.M., for the following purposes:

            (1) To elect four directors of the Company to serve for a term of one year and until their respective successors shall be elected and shall qualify;

            (2) To ratify the appointment of auditors of the Company to serve until the next annual meeting of shareholders; and

            (3) To consider and act upon such other matters as may properly come before the meeting.

            Only shareholders of record at the close of business on June 25, 2001 are entitled to vote at the meeting.

            You are requested to fill in, date and sign the enclosed proxy, which is solicited by the Board of Directors of the Company, and to mail it promptly in the enclosed envelope.

                                    By order of the Board of Directors,


Burlington, New Jersey              GREGORY J. WINSKY,
July 20, 2001                       Chairman and Chief Executive Officer

                  VOICE POWERED TECHNOLOGY INTERNATIONAL, INC.

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

                                 August 23, 2001

            This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of VOICE POWERED TECHNOLOGY INTERNATIONAL, INC. (the "Company") to be used at the annual meeting of shareholders of the Company which will be held at the principal executive offices of the Company located at One Franklin Plaza, Burlington, New Jersey 08016, on Thursday, August 23, 2001 at 8:30 A.M., and at any adjournments thereof.

            Shareholders who execute proxies retain the right to revoke them at any time by notice in writing to the Secretary of the Company, by revocation in person at the meeting or by presenting a later dated proxy. Unless so revoked, the shares represented by proxies will be voted at the meeting. The shares represented by the proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Shareholders vote at the meeting by casting ballots (in person or by proxy) which are tabulated by a person who is appointed by the Board of Directors before the meeting to serve as inspector of election at the meeting and who has executed and verified an oath of office. Abstentions and broker "non-votes" are included in the determination of the number of shares present at the meeting for quorum purposes. Abstentions will have the same effect as negative votes, except that abstentions will have no effect on the election of directors because directors are elected by a plurality of the votes cast. Broker "non-votes" are not counted in the tabulations of the votes cast on proposals presented to shareholders because shares held by a broker are not considered to be entitled to vote on matters as to which broker authority is withheld. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. The Company does not believe that any of the matters to be acted upon at the meeting are subject to broker "non-votes."

            The principal executive offices of the Company are located at One Franklin Plaza, Burlington, New Jersey 08016. The approximate date on which this Proxy Statement and the enclosed form of proxy were first sent or given to shareholders is July 20, 2001.

            Shareholders of record at the close of business on June 25, 2001 will be entitled to one vote for each share of common stock, $.001 par value (the "Common Stock"), of the Company then held. There were outstanding on such date 90,245,360 shares of Common Stock.


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

                              ELECTION OF DIRECTORS

            The By-Laws of the Company provide that the Board of Directors shall be comprised of a minimum of four and a maximum of seven directors, with the exact number to be fixed by approval of the Board of Directors or the shareholders. The Board of Directors has fixed four as the number of directors of the Company.

            Four directors will be elected at the meeting for a term of one year and until their respective successors shall have been elected and shall qualify. The election of directors requires the affirmative vote of a plurality of the shares of Common Stock present in person or by proxy at the meeting. Each proxy received will be voted FOR the election of the nominees named below unless otherwise specified in the proxy. Franklin Electronic Publishers, Inc. ("Franklin"), which owns approximately 82% of the outstanding Common Stock, intends to vote all of its shares for the election of the nominees named below. At this time, the Board of Directors of the Company knows of no reason why any nominee might be unable to serve. There are no arrangements or understandings between any director or nominee and any other person pursuant to which such person was selected as a director or nominee.

                                                                    Year
                                                                  Became a
Name of Nominee               Principal Occupation         Age    Director
---------------               --------------------         ---    --------

Barry J. Lipsky          President and Chief Executive     50       1998
                         Officer of Franklin

Gregory J. Winsky        Executive Vice President
                         of Franklin                       51       1998

Arnold D. Levitt         Senior Vice President and
                         Chief Financial Officer of
                         Franklin                          64       2000

Edward H. Cohen          Partner,
                         Rosenman & Colin LLP              62       2000

            No family relationship exists between any director and executive officer of the Company.

            Mr. Lipsky is, and for the past five years has been, an executive officer of Franklin, a designer and developer of handheld electronic information products. Since 1999, he has been President and Chief Executive Officer of Franklin. Mr. Lipsky is the Vice President and Secretary of the Company.

            Mr. Winsky is, and for more than the past five years has been, an executive officer and general counsel of Franklin. Mr. Winsky is the Chairman and Chief Executive Officer of the Company.


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

            Mr. Levitt has been the Chief Financial Officer of Franklin since May 1999. Mr. Levitt has been engaged in consulting as a chief financial officer or senior business adviser for companies in a variety of industries since 1996. Prior to these consulting arrangements, Mr. Levitt was Executive Vice President and Chief Operating Officer of Wico Gaming Supply Corp. Mr. Levitt has owned or was employed as a chief financial officer of a number of companies and also worked in public accounting.

            Mr. Cohen is, and for more than the past five years has been, a partner in the New York City law firm of Rosenman & Colin LLP. Mr. Cohen is a director of Franklin, Phillips-Van Heusen Corporation, a manufacturer and marketer of apparel and footwear, Levcor International, Inc., a converter of textiles for sale to domestic apparel manufacturers, and Merrimac Industries, Inc., a manufacturer of passive R.F. and microwave components for industry, government and science.

            During 2000, there was one regularly scheduled meeting of the Board of Directors. Each of the directors attended that meeting. The Board has no separate audit, nominating or compensation committees and acts as such as an entire Board.

            The Company will consider for election to the Board of Directors a nominee recommended by a shareholder if the recommendation is made in writing and includes (i) the qualifications of the proposed nominee to serve on the Board of Directors, (ii) the principal occupation and employment of the proposed nominee during the past five years, (iii) each directorship currently held by the proposed nominee and (iv) a statement that the proposed nominee has consented to the nomination. The recommendation should be addressed to the Secretary of the Company.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

            The following table sets forth certain information regarding the ownership of the Common Stock as of June 27, 2001 by the only person known by the Company to be the beneficial owner of more than five percent of the Common Stock. None of the directors, nominees for director or executive officers of the Company owns any shares of Common Stock. Franklin has sole voting and investment power with respect to the shares listed as beneficially owned by it.

                                                          Amount
        Name and Address of                            Beneficially   Percent of
          Beneficial Owner                                 Owned        Class
   ----------------------------                        ------------   ----------

   Franklin Electronic Publishers, Incorporated......   74,196,288      82.2%
         One Franklin Plaza
         Burlington, New Jersey 08016

            Based upon a review of the filings furnished to the Company pursuant to Rule 16a-3(e) promulgated under the Securities Exchange Act of 1934 and on representations from its executive officers and directors and Franklin, all filing requirements of Section 16(a) of said Act were complied with in a timely manner during 2000.


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

                             EXECUTIVE COMPENSATION

            Gregory J. Winsky, the Company's Chief Executive Officer since September 1998, has never received any compensation from the Company or any of its subsidiaries. Mr. Winsky was not employed by the Company prior to May 1998. No employee had compensation of more than $100,000 during the last fiscal year.

            No bonuses, other annual compensation, stock appreciation rights, long-term compensation awards, long-term incentive plan payouts or other compensation (as defined in the proxy regulations of the Securities and Exchange Commission) were awarded to, earned by, or paid to the Chief Executive Officer during any of the Company's last two fiscal years.

                        OPTION GRANTS IN LAST FISCAL YEAR

            No stock options were granted to the Chief Executive Officer during the fiscal year ended December 31, 2000.

                            COMPENSATION OF DIRECTORS

            None of the directors receive any compensation for acting as directors of the Company.

                      EMPLOYMENT CONTRACTS, TERMINATION OF
                        EMPLOYMENT AND CHANGE-IN-CONTROL
                                  ARRANGEMENTS

            The Company is not a party to any employment contracts, or termination of employment or change-in-control arrangements.

                              SELECTION OF AUDITORS

            The Board of Directors has selected, Radin, Glass & Co., LLP, independent auditors, as auditors of the Company for the fiscal year ending December 31, 2001. Although shareholder ratification of the Board of Directors' action in this respect is not required, the Board considers it desirable for shareholders to pass upon the selection of auditors and, if the shareholders disapprove of the selection, intends to select other auditors for the fiscal year ending December 31, 2001.

            It is expected that representatives of Radin, Glass & Co. will be present at the meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from shareholders.


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

            The Board of Directors recommends a vote FOR ratification of the appointment of the auditors. Proxies received in response to this solicitation will be voted FOR the appointment of the auditors unless otherwise specified in the proxy. Franklin, which owns approximately 82% of all outstanding shares of Common Stock, intends to vote all of its shares for ratification of the appointment of the auditors described above.

                                  MISCELLANEOUS

            Any proposal of an eligible shareholder intended to be presented at the next annual meeting of shareholders must be received by the Company for inclusion in its proxy statement and form of proxy relating to that meeting no later than May 10, 2002. The proxy or proxies designated by the Company will have discretionary authority to vote on any matter properly presented by a shareholder for consideration at the next annual meeting of shareholders but not submitted for inclusion in the proxy materials for such meeting unless notice of the matter is received by the Company not later than July 10, 2002 and certain other conditions of the applicable rules of the Securities and Exchange Commission are satisfied. Shareholder proposals should be directed to the Secretary of the Company at the Company's principal executive office.

            The Board of Directors of the Company does not intend to present, and does not have any reason to believe that others intend to present, any matter of business at the meeting other than those set forth in the accompanying Notice of Annual Meeting of Shareholders. However, if other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote any proxies in accordance with their judgment.

            The Company will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this Proxy Statement and other material which may be sent to shareholders in connection with this solicitation. The Company will reimburse persons holding shares in their names or in the names of nominees for their expense in sending proxies and proxy material to their principals.

            Copies of the 2000 Annual Report to Shareholders, which includes the Company's Annual Report to the Securities and Exchange Commission (Form 10-KSB), are being mailed to shareholders simultaneously with this Proxy Statement.

                                          By order of the Board of Directors,


                                          GREGORY J. WINSKY
                                          Chairman and Chief Executive Officer

July 20, 2001


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

                  VOICE POWERED TECHNOLOGY INTERNATIONAL, INC.

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                                 August 23, 2001

           This Proxy Is Solicited On Behalf of the Board of Directors

        The undersigned hereby appoints BARRY J. LIPSKY or GREGORY J. WINSKY, or either of them, attorneys and proxies, with power of substitution and revocation, to vote, as designated below, all shares of stock which the undersigned is entitled to vote, with all powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders (including all adjournments thereof) of VOICE POWERED TECHNOLOGY INTERNATIONAL, INC. to be held on Thursday, August 23, 2001 at 8:30 A.M. at the principal executive offices of the Company located at One Franklin Plaza, Burlington, New Jersey 08016. The Board of Directors recommends a vote FOR proposals 1 and 2.

1. ELECTION OF DIRECTORS

|_| FOR all nominees nominees |_| WITHHOLD AUTHORITY Nominees: Barry J. Lipsky
                                  to vote for all              Gregory J. Winsky
                                                               Arnold D. Levitt
                                                               Edward H. Cohen

            Shareholders may withhold authority to vote for any nominee(s) by writing the name of that nominee in the space provided below.

                 ----------------------------------------------

2. APPROVAL of the appointment of auditors as set forth in the accompanying Proxy Statement.

      |_| FOR           |_| AGAINST       |_| ABSTAIN


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

3. The proxy is authorized to transact such other business as may properly come before the meeting.

            This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted FOR items 1 and 2 and in the discretion of said proxy on any other matter which may come before the meeting or any adjournments thereof.


                                             Dated:                 , 2001
                                                   -----------------


                                             -------------------------------
                                                       Print Name


                                             -------------------------------
                                                        Signature

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, custodian, guardian or corporate officer, please give your full title as such. If a corporation, please sign full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

            PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

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